                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) May 25, 1995



     LEHMAN ABS CORPORATION (as depositor under the Pooling and Servicing
      Agreement dated as of April 1, 1995, providing for the issuance of the Lehman FHA Title I Loan Trust 1995-3, FHA Title I Loan Asset
                     Backed Certificates, Series 1995-3)



                            LEHMAN ABS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                      33-98594            13-3447441
(STATE OR OTHER JURISDICTION       (COMMISSION              (I.R.S.
EMPLOYER
OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NO.)



Three World Financial Center
200 Vesey Street
New York, New York                                10285
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (Zip
Code)



Registrant's telephone number, including area code: (212) 298-2000

ITEM 5.   OTHER EVENTS

     Attached hereto are copies of the monthly Certificateholder Reports to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

Exhibits

Exhibit 1: Monthly Certificateholder Report to the Certificateholders, dated as of May 25, 1995.

Exhibit 2: Monthly Certificateholder Report to the Certificateholders, dated as of June 25, 1995.

Exhibit 3: Monthly Certificateholder Report to the Certificateholders, dated as of July 25, 1995.

Exhibit 4: Monthly Certificateholder Report to the Certificateholders, dated as of August 25, 1995.

Exhibit 5: Monthly Certificateholder Report to the Certificateholders, dated as of September 25, 1995.

Exhibit 6: Monthly Certificateholder Report to the Certificateholders, dated as of October 25, 1995.

Exhibit 7: Monthly Certificateholder Report to the Certificateholders, dated as of November 25, 1995.

Exhibit 8: Monthly Certificateholder Report to the Certificateholders, dated as of December 25, 1995.

Exhibit 9: Monthly Certificateholder Report to the Certificateholders, dated as of January 25, 1996.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         First Bank National Association, not in its individual capacity but solely as Trustee.




                         By:  /S/ CHRISTINA HATFIELD
                             --------------------------------------------
                             CHRISTINA HATFIELD
                             ASSISTANT VICE PRESIDENT




Date:  February 27, 1996

                                EXHIBIT INDEX




                                                                   Sequential
                  Document                                        Page Number


Exhibit 1:  Monthly Certificateholder Report to the
Certificateholders, dated as of May 25, 1995                                5

Exhibit 2:  Monthly Certificateholder Report to the
Certificateholders, dated as of June 25, 1995.                             10

Exhibit 3:  Monthly Certificateholder Report to the
Certificateholders, dated as of July 25, 1995.                             15

Exhibit 4:  Monthly Certificateholder Report to the
Certificateholders, dated as of August 25, 1995.                           20

Exhibit 5:  Monthly Certificateholder Report to the
Certificateholders, dated as of September 25, 1995.                        25

Exhibit 6:  Monthly Certificateholder Report to the
Certificateholders, dated as of October 25, 1995.                          30

Exhibit 7:  Monthly Certificateholder Report to the
Certificateholders, dated as of November 25, 1995.                         36

Exhibit 8:  Monthly Certificateholder Report to the
Certificateholders, dated as of December 25, 1995.                         41

Exhibit 9:  Monthly Certificateholder Report to the
Certificateholders, dated as of January 25, 1996.                          46

                                             FHA TITLE I LOAN ASSET-BACKED CERTIFICATES                   Page 1 of 1
                                                            SERIES 1995-3                                   EXHIBIT 1
                                                     CERTIFICATEHOLDER REPORT
                                                   DISTRIBUTION DATE: 5/25/95

FACTORS  (Per $1000 Of Original Certificate Balance)

                                                                                                       Ending
                                       Original        Interest              Principal            Certificate
            CUSIP                   Certificate    Distribution           Distribution                Balance
           Number                       Balance          Factor                 Factor                 Factor
Class S _________            59,983,974.01/(a)/      0.29999996             0.00000000         1,410.46466804
Class A 525177AA9            84,983,974.00           6.66666671             6.48138024           993.51861976



INTEREST
                                                          Monthly                                   Current
                            Interest Interest On         Interest                       Interest   Interest
            Certificate    Carryover   Carryover    Distributable      Interest     Distribution  Carryover
                   Rate    Shortfall   Shortfall           Amount  Distribution          Payment  Shortfall
Class S        0.36000%         0.00        0.00        17,995.19     17,995.19        17,995.19       0.00
Class A        8.00000%         0.00        0.00       566,559.83    566,559.83       566,559.83       0.00

Total                           0.00        0.00       584,555.02    584,555.02       584,555.02       0.00


PRINCIPAL
                               Outstanding         Monthly                                                       Current
                   Beginning     Principal       Principal                     Principal              Ending   Principal
                 Certificate     Carryover   Distributable      Principal  Distribution          Certificate   Carryover
                     Balance     Shortfall          Amount   Distribution       Payment              Balance   Shortfall
Class S   59,983,974.01/(a)/          ____            ____           ____          ____   84,605,275.99/(a)/        ____
Class A   84,983,974.00               0.00      550,813.45     550,813.45    550,813.45   84,433,160.55             0.00

Total              84,983,974.00                   0.00      550,813.45      550,813.45    550,813.45 84,433,160.55           0.00



DISTRIBUTIONS                                           OTHER INFORMATION
FHA Premium Account Deposit                   4,770.19  Defaulted Loans During The Related Due Period              0.00
Master Servicer Fee                          14,996.63  Principal Balance Of All Defaulted Mortgage Loan           0.00
Master Servicer Reimbursement                     0.00  Cram Down Losses                                           0.00
Trustee Fee                                   4,249.20  Excess Interest Paid As Principal                    171,732.24
Priority Expenses                                 0.00  Required OC Amount                                        2.00%
Class Interest Distribution                 584,555.02  Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer         12,747.60     Distributable Excess Spread                           383.20
Class A Principal Distribution              550,813.45  Actual Overcollateralization                         172,115.44
Class A Guaranteed Principal Distribution Amount  0.00  Required Overcollateralization                     1,699,679.48
Successor Master Servicer Fee                     0.00  Beginning Collateral Balance                      59,983,974.01
Other Fee                                         0.00  Ending Collateral Balance                         84,605,275.99
Class R Distribution                              0.00

Total Distribution Amount               1,172,132.09

/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE I HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3

*****************************************************************************
                                   *******

In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the Agreement") dated as of April 1, 1995 among Lehman ABS Corporation, as Depositor and as Contract Insurance Holder, The First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator and First Bank National Association as Trustee for the following data for the May 25, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Apr 1 to Apr 30, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b))-

Interest:

     Ending Aggregate Principal Balance
     of Mortgage Loans as of the preceding
     Distribution Date:                 20-April-95         $   59,983,974.01
                                                            -----------------

     Less: Total Amount of Defaulted
     Mortgage Loa                       30-April-95        $             0.00
                                                         --------------------
     Adjusted Beginning Aggregate Principal Balance:        $   59,983,974.01
                                                       ----------------------

     Interest due on Mortgage Loans during the
     preceding Due Period:                                  $      621,384.21
                                                            -----------------

     Interest collected on Mortgage Loans during
     the preceding Due Period:                              $      570,441.49
                                                            -----------------

Principal:

     Regular Installments                                  $        89,990.01
                                                           ------------------

     Curtailments                                          $        40,420.02
                                                           ------------------

     Full Prepayments                                      $       248,671.18
                                                           ------------------

     Foreclosures (Claim Funds Received)/Other:
     See Explanation (Adjustments to Beginning Balances) $               0.00
                                                         --------------------

     Total Principal Collections:                          $       379,081.21
                                                           ------------------

Defective Mortgage Loans Purchased by Keystone
as    April 30, 1995 Monthly Cutoff (2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                             $            0.00
                                                            -----------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                              $            0.00
                                                            -----------------

Mortgage Loans Purchased by Master Servicer as of the April 30, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:              $            0.00
                                                            -----------------

     (ii) Unpaid Accrued Interest for such Mortgage Loans
          with Rejected Claims:                             $            0.00
                                                            -----------------


Amounts received from Keystone upon
optional termination: (9.01(d)):

     (i)  100% of Aggregate Balance for
          Mortgage Loans:                                   $            0.00
                                                            -----------------

     (ii) Unpaid Accrued Interest                           $            0.00
                                                            -----------------

     (iii)     Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:           $            0.00
                                                             ----------------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent Appraiser:$            0.00
                                                            -----------------

TOTAL DISTRIBUTION AMOUNT:                                    $  1,000,465.42
                                                              ---------------


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period        $            0.00
                                                             ----------------

     FHA Claims Paid                                        $            0.00
                                                            -----------------

     FHA Insurance Reduction/Additions                      $            0.00
                                                            -----------------

     FHA Insurance Coverage Balance - End of Due Period     $            0.00
                                                            -----------------

     FHA Claims Filed                                       $            0.00
                                                            -----------------

     FHA Claim Funds Available from Other Transactions      $            0.00
                                                            -----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month                   0.00%
     Based on 1 Months                                      -----------------

     Cumulative Default Percentage                                      0.00%
                                                            -----------------

     30 Day + Delinquency Percentage                                    1.29%
                                                            -----------------

     60 Day + Delinquency Percentage                                    0.39%
                                                            -----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                              $0.00
                                                                    ---------

     Recoveries on Defaulted Loans during the prior
     Due Period (Current):                                              $0.00
                                                                    ---------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):                $0.00
                                                                    ---------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                                   $0.00
                                                                    ---------

     Remaining defaulted loan balance reflecting all
        collections received (losses)                                   $0.00
                                                                    ---------

     Total loans to be foreclosed
         (see attached)                                 #0            $0.00
                                                        ---------------------



OTHER:

     FHA Premium Account Deposit (4.05.a.1):                        $4,770.19
                                                                -------------
     FHA Premiums Collected on Invoiced Loans:                      $21,216.31
                                                               --------------

     FHA Premiums and Other Charges Due:                            $4,770.19
                                                                -------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                         $4,397.76
                                                                -------------

     Master Servicer Fee (4.05.a.ii):                              $14,996.63
                                                                -------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

       Interest Advances:                                          $52,184.60
                                                                --------------

       Foreclosure Advances:                                            $0.00
                                                                    ---------

     Cumulative Advances made by Master Servicer:

       Interest Advances:                                          $52,130.00
                                                               --------------

       Foreclosure Advances:                                            $0.00
                                                                    ---------

       Advances made by Master Servicer
       entitled to reimbursement (4.05.a.iii):

         Amount of Interest Advances
         to be reimbursed from unrelated
         Mortgage Loans:                                                  $0.00
                                                                      ---------

         Foreclosure Advances:                                            $0.00
                                                                      ---------

     Unpaid Principal Balance - Current Loans 30-April-95      $58,835,330.40
                                                            ------------------

Certificate Provided By:  /s/                          Date:
                          -------------------------         ------------------

                                FHA TITLE I LOAN ASSET-BACKED CERTIFICATES                   Page 1 of 1
                                             SERIES 1995-3                                   EXHIBIT 2
                                       CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 6/25/95

FACTORS  (Per $1000 Of Original Certificate Balance)

                                                                                                                            Ending
                                                    Original            Interest            Principal                  Certificate
                                 CUSIP           Certificate        Distribution         Distribution                      Balance
                                Number               Balance              Factor               Factor                       Factor
Class S                      _________   59,983,974.01 /(a)/          0.42313935           0.00000000               1,404.24880629
Class A                      525177AA9     84,983,974.00              6.62345750           7.32015627                 986.19846349



INTEREST
                                                           Monthly                                        Current
                              Interest   Interest On      Interest                      Interest         Interest
             Certificate     Carryover   Carryover   Distributable       Interest   Distribution        Carryover
                    Rate     Shortfall   Shortfall          Amount   Distribution        Payment        Shortfall
Class S         0.36000%          0.00        0.00       25,381.58      25,381.58      25,381.58             0.00
Class A         8.00000%          0.00        0.00      562,887.74     562,887.74     562,887.74             0.00

Total                             0.00        0.00      588,269.32     588,269.32     588,269.32             0.00




PRINCIPAL
                                 Outstanding   Monthly                                                            Current
             Beginning           Principal     Principal                          Principal      Ending          Principal
           Certificate           Carryover     Distributable       Principal   Distribution     Certificate     Carryover
              Balance           Shortfall     Amount           Distribution        Payment      Balance         Shortfall

Class S   84,605,275.99/(a)/     ____                 ____            ____             ____   84,232,423.90/(a)/    ____
Class A   84,433,160.55          0.00           622,095.97        622,095.97     622,095.97   83,811,064.58         0.00

Total     84,433,160.55          0.00           622,095.97        622,095.97     622,095.97   83,811,064.58         0.00




DISTRIBUTIONS
DISTRIBUTIONS                                            OTHER INFORMATION
FHA Premium Account Deposit                    5,454.96  Defaulted Loans During The Related Due Period          21,076.26
Master Servicer Fee                           21,152.00  Principal Balance Of All Defaulted Mortgage Loans      21,076.26
Master Servicer Reimbursement                    228.33  Cram Down Losses                                            0.00
Trustee Fee                                    4,230.26  Excess Interest Paid As Principal                     228,167.63
Priority Expenses                                  0.00  Required OC Amount                                          2.00%
Class Interest Distribution                  588,269.32  Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer          12,664.97    Distributable Excess Spread                         193,191.69
Class A Principal Distribution               622,095.97  Actual Overcollateralization                          421,359.32
Class A Guaranteed Principal Distribution Amount   0.00  Required Overcollateralization                      1,699,679.48
Successor Master Servicer Fee                      0.00  Beginning Collateral Balance                       84,605,275.99
Other Fee                                          0.00  Ending Collateral Balance                          84,232,423.90
Class R Distribution                               0.00

Total Distribution Amount                  1,254,095.81
/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE I HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3

  **************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the Agreement") dated as of December 1, 1994 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the June 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  May 1 to May 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b))-

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:
                              22-May-95                        $84,605,275.98
                                                           ------------------

          Less: Total Amount of Defaulted
          Mortgage Loa     31-May-95                               $21,076.26
                                                               --------------
          Adjusted Beginning Aggregate Principal Balance:      $84,584,199.72
                                                           ------------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                                   $880,281.03
                                                              ---------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                               $797,158.18
                                                              ---------------

     Principal:

          Regular Installments                                    $122,697.28
                                                              ---------------

          Curtailments                                             $50,648.20
                                                               --------------

          Full Prepayments                                        $199,506.60
                                                              ---------------

          Foreclosures (Claim Funds Received) Other:
          See explanation                                               $0.00
                                                                    ---------

          Total Principal Collections:                            $372,852.08
                                                              ---------------

Defective Mortgage Loans Purchased by Keystone
as    May 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                                         $0.00
                                                                    ---------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                                          $0.00
                                                                    ---------

Mortgage Loans Purchased by Master Servicer as of the May 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:                          $0.00
                                                                    ---------

     (ii) Unpaid accrued interest for such Mortgage Loans
          with Rejected Claims:                                         $0.00
                                                                    ---------


Amounts received from Keystone upon
optional termination: (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan.                                            $0.00
                                                                     --------

     (ii) Unpaid Accrued Interest                                       $0.00
                                                                    ---------

     (iii)     Fair Market Value of Pending FHS Claims
          as determined by Independent Appraiser:                       $0.00
                                                                    ---------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent Appraiser:            $0.00
                                                                    ---------

TOTAL DISTRIBUTION AMOUNT:                                      $1,253,133.11


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period                    $0.00
                                                                    ---------

     FHA Claims Paid                                                    $0.00
                                                                    ---------

     FHA Insurance Reduction/Additions                              $1,495.50
                                                                -------------

     FHA Insurance Coverage Balance - End of Due Period             $1,495.50
                                                                 ------------

     FHA Claims Filed                                                   $0.00
                                                                    ---------
     FHA Claims Funds Available from Other Transactions                 $0.00
                                                                    ---------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month                   0.18%
                                                            -----------------
        Based on 2 Months.

     Cumulative Default Percentage                                      0.02%
                                                            -----------------

     30 Day + Delinquency Percentage                                    6.86%
                                                            -----------------

     60 Day + Delinquency Percentage                                    0.49%
                                                            -----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                         $21,076.26
                                                               --------------

     Recoveries on Defaulted Loans during the prior
     Due Period (Current):                                              $0.00
                                                                    ---------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):                $0.00
                                                                    ---------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                                   $0.00
                                                                    ---------

     Remaining defaulted loan balance reflecting all
        collections received (losses)                                   $0.00
                                                                    ---------

     Total loans to be foreclosed
         (see attached)                                     #0          $0.00
                                                             ----------------



OTHER:

     FHA Premium Account Deposit (4.05.a.1):                        $5,454.96
                                                                -------------

     FHA Premiums Collected on Invoiced Loans:                     $29,433.46
                                                               --------------

     FHA Premiums and Other Charges Due:                            $7,308.18
                                                                -------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                        $13,660.32
                                                               --------------

     Master Servicer Fee (4.05.a.ii):                              $21,152.00
                                                               --------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

       Interest Advances:                                          $85,320.83
                                                               --------------

       Foreclosure Advances:                                            $0.00
                                                                    ---------

Cumulative Advances made by Master Servicer:

     Interest Advances:                                           $135,646.65
                                                              ---------------

     Foreclosure Advances:                                              $0.00
                                                                    ---------

Advances made by Master Servicer
entitled to reimbursement (4.05.a.iii):

       Amount of Interest Advances
       to be reimbursed from unrelated
       Mortgage Loans:                                                $228.33
                                                                  -----------

     Foreclosure Advances:                                              $0.00
                                                                    ---------

Unpaid Principal Balance - Current Loans
        31-May-95                                              $78,429,979.94
                                                           ------------------


Certificate Provided By:  /s/
                          -------------------------
                                                    Date:
                                                             ----------------

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES                   Page 1 of 1
                                             SERIES 1995-3                                   EXHIBIT 3
                                       CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 7/25/95

FACTORS  (Per $1000 Of Original Certificate Balance)

                                                                                                Ending
                                       Original        Interest       Principal            Certificate
                        CUSIP       Certificate    Distribution    Distribution                Balance
                       Number           Balance          Factor          Factor                 Factor
Class S             _________     59,983,974.01/(a)/ 0.42127469      0.00000000         1,396.01068239
Class A             525177AA9     84,983,974.00      6.57465642      8.77833755           977.42012594


INTEREST
                                                                             Monthly                                       Current
                                           Interest    Interest On          Interest                      Interest        Interest
                       Certificate        Carryover      Carryover     Distributable       Interest   Distribution       Carryover
                              Rate        Shortfall      Shortfall            Amount   Distribution        Payment       Shortfall
Class S                   0.36000%             0.00           0.00         25,269.73      25,269.73      25,269.73            0.00
Class A                   8.00000%             0.00           0.00        558,740.43     558,740.43     558,740.43            0.00

Total                                          0.00           0.00        584,010.16     584,010.16     584,010.16            0.00


PRINCIPAL
                                         Outstanding        Monthly                                                      Current
                    Beginning            Principal        Principal                       Principal    Ending            Principal
                  Certificate            Carryover    Distributable       Principal    Distribution    Certificate       Carryover
                      Balance            Shortfall           Amount    Distribution         Payment    Balance           Shortfall
Class S           84,232,423.90 /(a)/         ____             ____            ____            ____    83,738,268.49/(a)/     ____
Class A           83,811,064.58               0.00       746,018.01      746,018.01      746,018.01    83,065,046.57          0.00

Total             83,811,064.58               0.00       746,018.01      746,018.01      746,018.01    83,065,046.57          0.00



DISTRIBUTIONS
                                                     OTHER INFORMATION
FHA Premium Account Deposit                5,432.51  Defaulted Loans During The Related Due Period             96,019.60
Master Servicer Fee                       21,058.47  Principal Balance Of All Defaulted Mortgage Loans        117,095.86
Master Servicer Reimbursement              1,974.50  Cram Down Losses                                               0.00
Trustee Fee                                4,211.62  Excess Interest Paid As Principal                        155,843.00
Priority Expenses                              0.00  Required OC Amount                                            2.00%
Class Interest Distribution              584,010.16  Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer      12,571.66      Distributable Excess Spread                          517,378.92
Class A Principal Distribution           746,018.01  Actual Overcollateralization                             673,221.92
Class A Guaranteed Principal
  Distribution Amount                          0.00  Required Overcollateralization                         1,699,679.48
Successor Master Servicer Fee                  0.00  Beginning Collateral Balance                          84,232,423.90
Other Fee                                      0.00  Ending Collateral Balance                             83,738,268.49
Class R Distribution                           0.00

Total Distribution Amount              1,375,276.93
/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3

   ************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the Agreement") dated as of April 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the July 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Jun 1 to Jun 30, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b))-

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:    20-Jun-95                      $84,232,423.90
                                                           ------------------

          Less: Total Amount of Defaulted Mortgage Loan:
                                30-Jun-95                         $117,095.86
                                                              ---------------
          Adjusted Beginning Aggregate Principal Balance:      $84,115,328.04
                                                           ------------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                                   $875,464.69
                                                              ---------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                               $838,800.53
                                                              ---------------

     Principal:

          Regular Installments                                    $130,755.94
                                                               --------------

          Curtailments                                             $27,832.53
                                                               --------------

          Full Prepayments                                        $335,566.94
                                                              ---------------

          Foreclosures (Claim Funds Received) / Other:
          See explanation                                               $0.00
                                                                    ---------

          Total Principal Collections:                            $494,155.41
                                                              ---------------

Defective Mortgage Loans Purchased by Keystone as of the June 30, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

(i)  100% of the Principal Balance of
     such Defective Loans:                                              $0.00
                                                                    ---------

(ii) Unpaid accrued interest for such
     Defective Mortgages:                                               $0.00
                                                                    ---------

Mortgage Loans Purchased by Master Servicer as of the June 30, 1995 Monthly Cutoff (3.12(b)):

(i)  100% of the Principal Balance of
     Mortgage Loans with Rejected Claims:                               $0.00
                                                                    ---------

(ii) Unpaid accrued interest for such Mortgage Loans
     with Rejected Claims:                                              $0.00
                                                                    ---------


Amounts received from Keystone upon
optional termination (9.01(d)):

(i)  100% of Aggregate Principal Balance
     for Mortgage Loan.                                                 $0.00
                                                                    ---------

(ii) Unpaid Accrued Interest                                            $0.00
                                                                    ---------

(iii) Fair Market Value of Pending FHA Claims
     as determined by Independent Appraiser:                            $0.00
                                                                    ---------

(iv) Fair Market Value of Foreclosed
     Properties as determined by Independent Appraiser:                 $0.00
                                                                    ---------

TOTAL DISTRIBUTION AMOUNT:                                  $    1,369,620.10
                                                            -----------------


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period                $1,495.50
                                                                -------------

     FHA Claims paid                                                    $0.00
                                                                    ---------

     FHA Insurance Reduction/Additions                          $3,305,152.77
                                                            -----------------

     FHA Insurance Coverage Balance - End of Due Period         $3,306,648.27
                                                            -----------------

     FHA Claims Filed                                                   $0.00
                                                                    ---------

     FHA Claims Funds Available from Other Transactions                 $0.00
                                                                     --------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month                   0.62%
                                                            -----------------
     Based on 3 Months.

     Cumulative Default Percentage                                      0.14%
                                                            -----------------

     30 Day + Delinquency Percentage                                    1.95%
                                                            -----------------

     60 Day + Delinquency Percentage                                    0.82%
                                                            -----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                         $96,019.60
                                                               --------------

     Recoveries on Defaulted Loans during the prior
     Due Period (Current):                                              $0.00
                                                                    ---------

     Amounts, if any received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):                $0.00
                                                                    ---------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                                   $0.00
                                                                    ---------

     Remaining defaulted loan balance reflecting all
        collections received (losses)                                   $0.00
                                                                    ---------

     Total loans to be foreclosed
         (see attached)                                        # 0      $0.00
                                                               --------------



OTHER

     FHA Premium Account Deposit (4.05.a.1):                        $5,432.51
                                                                -------------

     FHA Premiums Collected on Invoiced Loans:                     $31,247.67
                                                               --------------

     FHA Premiums and Other Charges Due:                            $2,609.50
                                                                -------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                         $7,695.46
                                                                -------------

     Master Servicer Fee (4.05.a.ii):                              $21,058.47
                                                               --------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                                       $36,664.16
                                                               --------------

          Foreclosure Advances:                                         $0.00
                                                                    ---------

Cumulative Advances made by Master Servicer:

     Interest Advances:                                           $170,501.40
                                                              ---------------

     Foreclosure Advances:                                              $0.00
                                                                    ---------

Advances made by Master Servicer
entitled to reimbursement (4.05.a.iii):

     Amount of Interest Advances
     to be reimbursed from unrelated
     Mortgage Loans:                                                $1,974.50
                                                                -------------

     Foreclosure Advances:                                              $0.00
                                                                    ---------

Unpaid Principal Balance - Current Loans   30-Jun-95           $81,987,544.21
                                                           ------------------





Certificate Provided By:  /s/                       Date:
                          ------------------                -----------------

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES                   Page 1 of 1
                                             SERIES 1995-3                                   EXHIBIT 4
                                       CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 8/25/95

FACTORS  (Per $1000 Of Original Certificate Balance)

                                                                                                                            Ending
                                                    Original            Interest            Principal                  Certificate
                                 CUSIP           Certificate        Distribution         Distribution                      Balance
                                Number               Balance              Factor               Factor                       Factor
Class S                      _________   59,983,974.01 /(a)/          0.41880320           0.00000000               1,389.95357704
Class A                      525177AA9     84,983,974.00              6.51613421           7.23485936                 970.18526658



INTEREST
                                                                             Monthly                                       Current
                                           Interest    Interest On          Interest                      Interest        Interest
                       Certificate        Carryover      Carryover     Distributable       Interest   Distribution       Carryover
                              Rate        Shortfall      Shortfall            Amount   Distribution        Payment       Shortfall
Class S                   0.36000%             0.00           0.00         25,121.48      25,121.48      25,121.48            0.00
Class A                   8.00000%             0.00           0.00        553,766.98     553,766.98     553,766.98            0.00

Total                                          0.00           0.00        578,888.46     578,888.46     578,888.46            0.00


PRINCIPAL
                                    Outstanding          Monthly                                                          Current
                      Beginning       Principal        Principal                         Principal          Ending      Principal
                    Certificate       Carryover    Distributable         Principal    Distribution     Certificate      Carryover
                        Balance       Shortfall           Amount      Distribution         Payment         Balance      Shortfall
Class S           83,738,268.49/(a)/       ____             ____              ____            ____   83,374,939.24/(a)/      ____
Class A           83,065,046.57            0.00         614,847.10      614,847.10      614,847.10   82,450,199.47           0.00

Total             83,065,046.57            0.00         614,847.10      614,847.10      614,847.10   82,450.199.47           0.00



DISTRIBUTIONS                                            OTHER INFORMATION
FHA Premium Account Deposit                     5,409.11 Defaulted Loans During The Related Due Period        56,967.24
Master Servicer Fee                            20,935.08 Principal Balance of All Defaulted Mortgage Loans   174,063.10
Master Servicer Reimbursement                   1,903.58 Cram Down Losses                                          0.00
Trustee Fee                                     4,186.91 Excess Interest Paid As Principal                   251,517.85
Priority Expenses                                   0.00 Required OC Amount                                        2.00%
Class Interest Distribution                   578,888.46 Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer           12,459.76     Distributable Excess Spread                     730,189.16
Class A Principal Distribution                614,847.10 Actual Overcollateralization                        924,739.77
Class A Guaranteed Principal Distribution Amount    0.00 Required Overcollateralization                    1,699,679.48
Successor Master Servicer Fee                       0.00 Beginning Collateral Balance                     83,738,268.49
Other Fee                                           0.00 Ending Collateral Balance                        83,374,939.24

Class R Distribution                                0.00

Total Distribution Amount                   1,283,630.00



/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans

                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3

*****************************************************************************
                                   *******

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the Agreement") dated as of April 1, 1995 among
Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the August 21, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Jul 1 to Jul 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b))-

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date: 20-Jul-95                         $83,738,268.49
                                                           ------------------

          Less: Total Amount of Defaulted Mortgage Loa
                             31-Jul-95                            $174,063.10
                                                              ---------------
          Adjusted Beginning Aggregate Principal Balance:
                                                               $83,564,205.39
                                                           ------------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                                  $ 869,460.31
                                                                   ----------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                              $ 840,080.30
                                                              ---------------

     Principal:

          Regular Installments                                   $ 131,681.74
                                                              ---------------

          Curtailments                                           $  25,210.93
                                                               --------------

          Full Prepayments                                       $ 206,436.58
                                                              ---------------

          Foreclosures (Claim Funds Received) / Other:
          See explanation                                              $ 0.00
                                                                    ---------
          Total Principal Collections:                           $ 363,329.25
                                                              ---------------

Defective Mortgage Loans Purchased by Keystone as of the July 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                                        $ 0.00
                                                                    ---------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                                         $ 0.00
                                                                    ---------

Mortgage Loans Purchased by Master Servicer as of the July 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                    ---------

     (ii) Unpaid accrued interest for such Mortgage Loans
          with Rejected Claims:                                        $ 0.00
                                                                    ---------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan.                                           $ 0.00
                                                                    ---------

     (ii) Unpaid Accrued Interest                                      $ 0.00
                                                                    ---------

     (iii)     Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser.                      $ 0.00
                                                                    ---------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent Appraiser:           $ 0.00
                                                                    ---------

TOTAL DISTRIBUTION AMOUNT:                                     $ 1,232,789.56
                                                            -----------------


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period           $ 3,306,648.27
                                                            -----------------

     FHA Claims paid                                                   $ 0.00
                                                                    ---------

     FHA Insurance Reductions/Additions                         $ 1,018,617.74
                                                            -----------------

     FHA Insurance Coverage Balance - End of Due Period        $ 4,325,266.01
                                                            -----------------

     FHA Claims Filed                                                  $ 0.00
                                                                    ---------

     FHA Claims Funds Available from Other Transactions                $ 0.00
                                                                    ---------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month                   0.67%
     Based on 4 Months                                       -----------------

     Cumulative Default Percentage                                      0.20%
                                                             ----------------

     30 Day + Delinquency Percentage                                    2.55%
                                                            -----------------


     60 Day + Delinquency Percentage                                    0.65%
                                                            -----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                        $ 56,967.24
                                                               --------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                                       $ 0.00
                                                                    ---------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):               $ 0.00
                                                                    ---------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                                  $ 0.00
                                                                    ---------

     Remaining defaulted loan balance reflecting all
        collections received (losses)                                  $ 0.00
                                                                    ---------

     Total loans to be foreclosed
         (see attached)                                    #0          $ 0.00
                                                           ------------------



OTHER

     FHA Premium Account Deposit (4.05.a.1):                       $ 5,409.11
                                                                -------------

     FHA Premiums Collected on Invoiced Loans:                    $ 31,070.99
                                                               --------------

     FHA Premiums and Other Charges Due:                           $ 5,630.56
                                                                -------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                        $ 8,154.19
                                                                -------------


     Master Servicer Fee (4.05.a.ii):                             $ 20,935.08
                                                               --------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

     Interest Advances:                                           $ 31,683.74
                                                               --------------

     Foreclosure Advances:                                             $ 0.00
                                                                    ---------

Cumulative Advances made by Master Servicer:

     Interest Advances:                                          $ 197,906.91
                                                              ---------------

     Foreclosure Advances:                                             $ 0.00
                                                                    ---------

Advances made by Master Servicer
entitled to reimbursement (4.05.a.iii):

     Amount of Interest Advances
     to be reimbursed from unrelated
     Mortgage Loans:                                               $ 1,903.58
                                                                -------------

     Foreclosure Advances:                                             $ 0.00
                                                                    ---------

     Unpaid Principal Balance - Current Loans  31-Jul-95      $ 81,077,727.98
                                                           ------------------





Certificate Provided By:  /s/
                          ----------------------     Date:  -------------------

                 FHA TITLE I LOAN ASSET-BACKED CERTIFICATES        Page 1 of 1
                             SERIES 1995-3                           EXHIBIT 5
                        CERTIFICATEHOLDER REPORT
                       DISTRIBUTION DATE: 9/25/95

FACTORS  (Per $1000 Of Original Certificate Balance)


                                                                                                                        Ending
                                                  Original             Interest           Principal                Certificate
                              CUSIP            Certificate         Distribution        Distribution                    Balance
                             Number                Balance               Factor              Factor                     Factor
Class S                          --    59,983,974.01 /(a)/           0.41698604          0.00000000             1,372.86092259
Class A                   525177AA9    84,983,974.00                 6.46790182         15.15298025               955.03228632





INTEREST

                                                        Monthly                                    Current
                         Interest    Interest On        Interest                     Interest     Interest
           Certificate   Carryover     Carryover   Distributable      Interest   Distribution    Carryover
                  Rate   Shortfall     Shortfall          Amount  Distribution        Payment    Shortfall
Class S        0.36000%       0.00         0.00        25,012.48     25,012.48      25,012.48         0.00
Class A        8.00000%       0.00         0.00       549,668.00    549,668.00     549,668.00         0.00

Total                         0.00         0.00       574,680.48    574,680.48     574,680.48         0.00



PRINCIPAL

                           Outstanding          Monthly                                                  Current
                Beginning    Principal        Principal                     Principal         Ending   Principal
              Certificate    Carryover    Distributable     Principal    Distribution    Certificate   Carryover
                  Balance    Shortfall           Amount  Distribution         Payment        Balance   Shortfall
Class S    83,374,939.24/(a)/     ____            ____          ____           ____    82,349,653.90/(a)/   ____
Class A    82,450,199.47          0.00       974,085.41    974,085.41    1,287,760.48  81,162,438.99        0.00

Total      82,450,199.47           0.00      974,085.41    974,085.41    1,287,760.48  81,162,438.99        0.00






DISTRIBUTIONS                                            OTHER INFORMATION
FHA Premium Account Deposit                     5,193.97 Defaulted Loans During The Related Due Period       122,863.17
Master Servicer Fee                            20,844.28 Principal Balance of All Defaulted Mortgage Loans   122,863.17
Master Servicer Reimbursement                   5,213.04 Cram Down Losses                                          0.00
Trustee Fee                                     4,168.75 Excess Interest Paid As Principal                   436,538.24
Priority Expenses                                   0.00 Required OC Amount                                       2.00%
Class Interest Distribution                   574,680.48 Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer           13,617.53     Distributable Excess Spread                     873,539.84
Class A Principal Distribution              1,287,760.48 Actual Overcollateralization                      1,187,214.91
Class A Guaranteed Principal Distribution Amount    0.00 Required Overcollateralization                    1,699,679.48
Successor Master Servicer Fee                       0.00 Beginning Collateral Balance                     83,374,939.24
Other Fee                                           0.00 Ending Collateral Balance                        82,349,653.90
Class R Distribution                                0.00

Total Distribution Amount                   1,911,478.53


/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans

                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3

*****************************************************************************
                                   *******

In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the Agreement") dated as of April 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the September 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Aug 1 to Aug 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b))-

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:                    21-Aug-95    $  83,374,939.24
                                                             ----------------

          Less: Total Amount of Defaulted Mortgage Loan
                                                31-Aug-95    $     296,926.27
                                                              ---------------
          Adjusted Beginning Aggregate Principal Balance:    $  83,078,012.97
                                                             ----------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                              $     864,334.84
                                                             ----------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                          $     835,669.71
                                                             ----------------

     Principal:

          Regular Installments                               $     132,896.27
                                                             ----------------

          Curtailments                                       $      39,054.94
                                                             ----------------

          Full Prepayments                                   $     853,334.13
                                                             ----------------

          Foreclosures (Claim Funds Received)/Other:
          See Explanation                                    $   (174,063.10)
                                                             ----------------

          Total Principal Collections:                       $     851,222.24
                                                             ----------------

Defective Mortgage Loans Purchased by Keystone as August 31, 1995 Monthly Cutoff (2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                          $               0.00
                                                         --------------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                           $               0.00
                                                         --------------------

Mortgage Loans Purchased by Master Servicer as of the August 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:           $               0.00
                                                         --------------------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:           $               0.00
                                                         --------------------


Amounts received from Keystone upon
optional termination: (9.01(d)):
     * FUNDS ARE INCLUDED IN REGULAR COLLECTIONS OR IN DEFAULT MORTGAGE COLLECTIONS SECTION

     (i)  100% of Aggregate Principal Balance for
          Mortgage Loan.                                 $               0.00
                                                          -------------------

     (ii) Unpaid Accrued Interest                        $               0.00
                                                         --------------------

     (iii)     Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:        $               0.00
                                                         --------------------

     (iv) Fair Market Value of Foreclosed Properties
          as determined by Independent Appraiser:        $               0.00
                                                         --------------------

TOTAL DISTRIBUTION AMOUNT:                                  $    1,715,557.08
                                                         --------------------
                                                         --------------------
FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period        $    4,325,266.01
                                                            -----------------

     FHA Claims Paid                                     $               0.00
                                                         --------------------

     FHA Insurance Reduction/Additions                      $  (1,012,137.74)
                                                            -----------------

     FHA Insurance Coverage Balance - End of Due Period     $    3,313,128.27
                                                            -----------------

     FHA Claims Filed                                    $               0.00
                                                         --------------------

     FHA Claim Funds Available from Other Transactions      $    1,015,629.91
                                                            -----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month                   0.91%
                                                            -----------------
                     Based on 5 Months.

     Cumulative Default Percentage                                      0.35%
                                                            -----------------

     30 Day + Delinquency Percentage                                    3.31%
                                                            -----------------

     60 Day + Delinquency Percentage                                    0.83%
                                                            -----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                  $      122,863.17
                                                            -----------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                           $      189,612.24
                                                            -----------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):    $      189,612.24
                                                            -----------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                     $              0.00
                                                          -------------------

     Remaining defaulted loan balance reflecting all
        collections received (losses):                    $              0.00
                                                          -------------------

     Total loans to be foreclosed:
         (see attached)                                 #    0          $0.00
                                                        ---------------------



OTHER:

     FHA Premium Account Deposit (4.05.a.1):                $        5,193.97
                                                            -----------------

     FHA Premiums Collected on Invoiced Loans:              $       31,187.94
                                                            -----------------

     FHA Premiums and Other Charges Due:                    $        4,599.64
                                                            -----------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                 $        8,465.60
                                                            -----------------

     Master Servicer Fee (4.05.a.ii):                       $       20,844.28
                                                            -----------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                                $       31,942.94
                                                            -----------------

          Foreclosure Advances:                             $            0.00
                                                            -----------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                                $      224,668.46
                                                            -----------------

          Foreclosure Advances:                           $              0.00
                                                          -------------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                   $        5,213.04
                                                            -----------------

          Foreclosure Advances:                           $              0.00
                                                          -------------------

     Unpaid Principal Balance - Current Loans
                                31-August-95                $   79,501,649.08
                                                            -----------------







Certificate Provided By: /s/                                 Date:
                         ---------------------------------   -------------

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES                   Page 1 of 1
                                             SERIES 1995-3                                   EXHIBIT 6
                                       CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 10/25/95

FACTORS  (Per $1000 Of Original Certificate Balance)

                                                                                                Ending
                                    Original            Interest        Principal           Certificate
                      CUSIP      Certificate        Distribution     Distribution               Balance
                     Number          Balance              Factor           Factor                Factor
Class S                  --       59,983,974.01/a/    0.41185834       0.00000000        1,364.50279080
Class A           525177AA9       84,983,974.00       6.36688195       8.76121467          946.27107165




INTEREST
                                                            Monthly                                       Current
                               Interest  Interest On       Principal                         Interest     Interest
              Certificate     Carryover    Carryover   Distributable         Interest    Distribution    Carryover
                     Rate     Shortfall    Shortfall          Amount     Distribution         Payment    Shortfall
Class S          0.36000%          0.00         0.00     24,704.90           24,704.90      24,704.90         0.00
Class A          8.00000%          0.00         0.00    541,082.93          541,082.93     541,082.93         0.00

Total                              0.00         0.00    565,787.83          565,787.83     565,787.83         0.00


PRINCIPAL
                           Outstanding          Monthly                                                            Current
                Beginning    Principal        Principal                     Principal         Ending             Principal
              Certificate    Carryover    Distributable     Principal    Distribution    Certificate             Carryover
                  Balance    Shortfall           Amount  Distribution         Payment        Balance             Shortfall

Class S      82,349,653.90/(a)/        ____             ____            ____          ____  81,848,299.94/(a)/       ____
Class A      81,162,438.99             0.00       689,621.64      689,621.64    744,562.84  80,417,876.15            0.00

Total        81,162,438.99             0.00       689,621.64      689,621.64    744,562.84   80,417,876.15           0.00



DISTRIBUTIONS                                          OTHER INFORMATION
FHA Premium Account Deposit                   5,143.37 Defaulted Loans During The Related Due Period      188,267.68
Master Servicer Fee                          20,588.38 Principal Balance Of All Defaulted Mortgage Loans  311,130.85
Master Servicer Reimbursement                 9,305.40 Cram Down Losses                                         0.00
Trustee Fee                                   4,117.48 Excess Interest Paid As Principal                  243,208.88
Priority Expenses                                 0.00 Required OC Amount                                       2.00%
Class Interest Distribution                 565,787.83 Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer         12,174.37    Distributable Excess Spread                    1,375,482.59
Class A Principal Distribution              744,562.84 Actual Overcollateralization                      1,430,423.79
Class A Guaranteed Principal Distribution Amount  0.00 Required Overcollateralization                    1,699,679.48
Successor Master Servicer Fee                     0.00 Beginning Collateral Balance                     82,349,653.90
Other Fee                                         0.00 Ending Collateral Balance                        81,848,299.94
Class R Distribution                              0.00

Total Distribution Amount                 1,361,679.67



/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans

                               REVISED 10/19/95
                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3

*****************************************************************************
                                   *******

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the Agreement") dated as of April 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the October 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Sep 1 to Sep 30, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b))-

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:                    20-Sept-95    $ 82,349,653.90
                                                               --------------

          Less: Total Amount of Defaulted Mortgage Loan
                                                30-Sept-95       $ 311,130.85
                                                              ---------------
          Adjusted Beginning Aggregate Principal Balance:     $ 82,038,523.05
                                                           ------------------

          Interest due on Mortgage Loans during the preceding
          Due Period:                                            $ 853,386.03
                                                              ---------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                              $ 794,539.48
                                                              ---------------

     Principal:

          Regular Installments                                   $ 128,917.86
                                                              ---------------

          Curtailments                                            $ 20,414.89
                                                               --------------

          Full Prepayments                                       $ 352,021.21
                                                              ---------------

          Foreclosures (Claim Funds Received)/Other:  See Explanation  $ 0.00
                                                                    ---------

          Total Principal Collections:                           $ 501,353.96
                                                              ---------------

Defective Mortgage Loans Purchased by Keystone
as    September 30, 1995  Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                                        $ 0.00
                                                                    ---------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                                         $ 0.00
                                                                    ---------
     * FUNDS INCLUDED IN REGULAR COLLECTIONS OR DEFAULT MORTGAGE
COLLECTIONS SECTION
(SEE ATTACHED SCHEDULE)

Mortgage Loans Purchased by Master Servicer as of the September 30, 1995 Monthly Cutoff: (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                    ---------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                    ---------


Amounts received from Keystone upon
optional termination: (9.01(d)):

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan.                                           $ 0.00
                                                                    ---------

     (ii) Unpaid Accrued Interest                                      $ 0.00
                                                                     --------

     (iii) Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:                      $ 0.00
                                                                    ---------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent Appraiser:           $ 0.00
                                                                    ---------

TOTAL DISTRIBUTION AMOUNT:                                  $    1,203,694.01


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period           $ 3,432,288.25
                                                            -----------------

     FHA Claims Paid                                              $ 33,309.55
                                                               --------------

     FHA Insurance Reductions/Additions                            $ 2,978.05
                                                                -------------
     FHA Insurance Coverage Balance - End of Due Period        $ 3,401,956.75
                                                            -----------------

     FHA Claims Filed                                             $ 28,948.40
                                                               --------------

     FHA Claim Funds Available from Other Transactions                 $ 0.00
                                                                    ---------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Six Month                      3.55%
                                                            -----------------

     Annual Default Percentage - Rolling Twelve Month                   2.37%
                                                            -----------------
Based on 10 Months.

     Cumulative Default Percentage                                      1.76%
                                                            -----------------

     30 Day + Delinquency Percentage                                    4.88%
                                                            -----------------

     60 Day + Delinquency Percentage                                    1.55%
                                                            -----------------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                       $ 247,553.33
                                                              ---------------

     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                                  $ 33,309.55
                                                               --------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):         $ 274,119.68
                                                              ---------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                                  $ 0.00
                                                                    ---------

     Remaining defaulted loan balance reflecting all
        collections received (losses):                             $ 1,562.56
                                                                -------------

     Total loans to be foreclosed:
         (see attached)                                   #    0        $0.00
                                                          -------------------



OTHER:


     FHA Premium Account Deposit (4.05.a.1):                       $ 3,386.24
                                                                -------------

     FHA Premiums Collected on Invoiced Loans:                    $ 25,114.09
                                                               --------------

     FHA Premiums and Other Charges Due:                          $ 74,489.71
                                                               --------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                        $ 8,866.13
                                                                  -----------

     Master Servicer Fee (4.05.a.ii):                             $ 16,657.17
                                                               --------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                                      $ 28,437.09
                                                                -------------

          Foreclosure Advances:                                        $ 0.00
                                                                    ---------

Defective Mortgage Loans Purchased by Keystone as September 30, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                                        $ 0.00
                                                                    ---------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                                         $ 0.00
                                                                    ---------

Mortgage Loans Purchased by Master Servicer as of the September 30, 1995 Monthly Cutoff: (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                    ---------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                     --------


Amounts received from Keystone upon
optional termination: (9.01(d)):
     * FUNDS ARE INCLUDED IN REGULAR COLLECTIONS OR IN DEFAULT MORTGAGE COLLECTIONS SECTION

     (i)  100% of Aggregate Principal Balance
          for Mortgage Loan.                                           $ 0.00
                                                                    ---------

     (ii) Unpaid Accrued Interest                                      $ 0.00
                                                                    ---------

     (iii)  Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:                      $ 0.00
                                                                    ---------

     (iv) Fair Market Value of Foreclosed Properties
          as determined by Independent Appraiser:                      $ 0.00
                                                                    ---------

TOTAL DISTRIBUTION AMOUNT:                                  $    1,354,739.99


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period           $ 3,313,128.27
                                                            -----------------

     FHA Claims Paid                                                   $ 0.00
                                                                    ---------

     FHA Insurance Reductions/Additions                                $ 0.00
                                                                    ---------

     FHA Insurance Coverage Balance - End of Due Period        $ 3,313,128.27
                                                            -----------------

     FHA Claims Filed                                                  $ 0.00
                                                                      -------

     FHA Claims Funds Available from Other Transactions        $ 1,255,377.02
                                                            -----------------

Cumulative Advances made by Master Servicer:

     Interest Advances:                                          $ 173,674.11
                                                              ---------------

     Foreclosure Advances:                                             $ 0.00
                                                                    ---------

Advances made by Master Servicer
entitled to reimbursement:  (4.05.a.iii):

     Amount of Interest Advances
     to be reimbursed from unrelated
     Mortgage Loans:                                              $ 13,119.63
                                                               --------------

     Foreclosure Advances:                                           $ 323.18
                                                                  -----------

Unpaid Principal Balance - Current Loans        30-Sept-95    $ 61,868,689.83
                                                           ------------------





Certificate Provided By:  /s/                             Date:
                         -------------------------------- --------------

                     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES     Page 1 of 1
                                SERIES 1995-3                       EXHIBIT 7
                          CERTIFICATEHOLDER REPORT
                         DISTRIBUTION DATE: 11/25/95

FACTORS  (Per $1000 Of Original Certificate Balance)

                                                                                                    Ending
                                      Original             Interest       Principal            Certificate
                        CUSIP      Certificate         Distribution    Distribution                Balance
                       Number          Balance               Factor          Factor                 Factor
Class S                    --     81,848,299.94 /(a)/    0.30000000      0.00000000           992.25075145
Class A             525177AA9     84,983,974.00          6.30847376     10.50112166           935.76994999





INTEREST
                                                            Monthly/(b)/                                   Current
                               Interest  Interest On       Principal                         Interest     Interest
              Certificate     Carryover    Carryover   Distributable         Interest    Distribution    Carryover
                     Rate     Shortfall    Shortfall          Amount     Distribution         Payment    Shortfall
Class S           0.36000%         0.00         0.00       24,554.49         24,554.49      24,554.49         0.00
Class A           8.00000%         0.00         0.00      536,119.17        536,119.17     536,119.17         0.00

Total                              0.00         0.00      560,673.66        560,673.66     560,673.66         0.00




PRINCIPAL

                           Outstanding          Monthly                                                  Current
                Beginning    Principal        Principal                     Principal          Ending   Principal
              Certificate    Carryover    Distributable      Principal   Distribution     Certificate   Carryover
                  Balance    Shortfall           Amount   Distribution        Payment         Balance   Shortfall
Class S     81,848,299.94        ____             ____            ____           ____   81,214,037.12       ____
Class A     80,417,876.15        0.00      1,152,888.26   1,152,888.26     892,427.05   79,525,449.10  260,461.21

Total       80,417,876.15        0.00      1,152,888.26   1,152,888.26     892,427.05   79,525,449.10  260,461.21




DISTRIBUTIONS                                           OTHER INFORMATION
FHA Premium Account Deposit                    5,113.19 Defaulted Loans During The Related Due Period     518,625.44
Master Servicer Fee                           20,463.61 Principal Balance of All Defaulted Mortgage Loans 829,756.29
Master Servicer Reimbursement                      0.00 Cram Down Losses                                        0.00
Trustee Fee                                    4,092.41 Excess Interest Paid As Principal                 258,164.23
Priority Expenses                                  0.00 Required OC Amount                                      2.00%
Class Interest Distribution                  560,673.66 Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer               0.00     Distributable Excess Spread                 1,688,588.02
Class A Principal Distribution               892,427.05 Actual Overcollateralization                    1,688,588.02
Class A Guaranteed Principal Distribution Amount   0.00 Required Overcollateralization                  1,699,679.48
Successor Master Servicer Fee                      0.00 Beginning Collateral Balance                   81,848,299.94
Other Fee                                          0.00 Ending Collateral Balance                      81,214,037.12
Class R Distribution                               0.00

Total Distribution Amount                  1,482,769.92



/(a)/ The Class S Notional Amount as of the Reference Date of September
30, 1995

                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3

*****************************************************************************
                                   *******

In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the Agreement") dated as of April 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the November 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Oct 1 to Oct 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b))-

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:                 20-Oct-95        $ 81,848,299.94
                                                           ------------------

          Less: Total Amount of Defaulted
          Mortgage Loa                          31-Oct-95        $ 829,756.29
                                                              ---------------
          Adjusted Beginning Aggregate Principal Balance:     $ 81,018,543.65
                                                           ------------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                                    842,618.76
                                                               --------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                              $ 807,248.97
                                                              ---------------

     Principal:

          Regular Installments                                   $ 132,267.78
                                                              ---------------

          Curtailments                                            $ 48,343.51
                                                               --------------

          Full Prepayments                                       $ 453,651.53
                                                              ---------------

          Foreclosures (Claim Funds Received)/Other: See Explanation   $ 0.00
                                                                    ---------

          Total Principal Collections:                           $ 634,262.82
                                                              ---------------

Defective Mortgage Loans Purchased by Keystone as October 31, 1995 Monthly Cutoff (2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                                        $ 0.00
                                                                    ---------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                                         $ 0.00
                                                                     --------

Mortgage Loans Purchased by Master Servicer as of the October 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                    ---------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                    ---------


Amounts received from Keystone upon
optional termination: (9.01(d)):

     (i)  100% of Aggregate Principal Balance for
          Mortgage Loan.                                              $ 0.00*
                                                                    ---------

     (ii) Unpaid Accrued Interest                                     $ 0.00*
                                                                    ---------

     (iii) Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:                      $ 0.00
                                                                     --------

     (iv) Fair Market Value of Foreclosed Properties
          as determined by Independent Appraiser:                      $ 0.00
                                                                    ---------

TOTAL DISTRIBUTION AMOUNT:                                     $ 1,476,881.58
                                                            -----------------


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period           $ 3,313,128.27
                                                            -----------------

     FHA Claims Paid                                                   $ 0.00
                                                                    ---------

     FHA Insurance Reductions/Additions                        $ 3,147,149.27
                                                            -----------------

     FHA Insurance Coverage Balance - End of Due Period        $ 6,460,277.54
                                                            -----------------

     FHA Claims Filed                                                  $ 0.00
                                                                    ---------

     FHA Claim Funds Available from Other Transactions         $ 4,734,248.84
                                                            -----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month                   2.17%
     Based on 7 Months.                                             ----------

     Cumulative Default Percentage                                      1.18%
                                                                    ---------

     30 Day + Delinquency Percentage                                    4.49%
                                                                   ----------

     60 Day + Delinquency Percentage                                    1.25%
                                                                   ----------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                       $ 518,625.44
                                                              ---------------

     Recoveries on Defaulted Loans during the prior Due Period
     (Current):                                                        $ 0.00
                                                                    ---------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):               $ 0.00
                                                                    ---------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                                  $ 0.00
                                                                    ---------

     Remaining defaulted loan balance reflecting all
        collections received (losses):                                 $ 0.00
                                                                    ---------

     Total loans to be foreclosed:
       (see attached)                                     #   0         $0.00
                                                          -------------------



OTHER:

     FHA Premium Account Deposit (4.05.a.1):                       $ 5,113.19
                                                                -------------

     FHA Premiums Collected on Invoiced Loans:                    $ 30,360.43
                                                               --------------

     FHA Premiums and Other Charges Due:                           $ 3,145.00
                                                                -------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                        $ 9,976.61
                                                                -------------

     Master Servicer Fee (4.05.a.ii):                             $ 20,463.61
                                                               --------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                                      $ 35,569.74
                                                               --------------

          Foreclosure Advances:                                        $ 0.00
                                                                    ---------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                                     $ 314,051.34
                                                              ---------------

          Foreclosure Advances:                                        $ 0.00
                                                                    ---------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                              $ 0.00
                                                                     --------

          Foreclosure Advances:                                        $ 0.00
                                                                    ---------

     Unpaid Principal Balance - Current Loans   31-Oct-95     $ 76,740,635.46
                                                           ------------------




Certificate Provided By:   /s/                           Date:
                          ------------------                    -------------

                             FHA TITLE I LOAN ASSET-BACKED CERTIFICATES                   Page 1 of 1
                                             SERIES 1995-3                                EXHIBIT 8
                                       CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 12/25/95

FACTORS  (Per $1000 Of Original Certificate Balance)


                                                                                                Ending
                                       Original        Interest        Principal           Certificate
                         CUSIP      Certificate    Distribution     Distribution               Balance
                        Number          Balance          Factor           Factor                Factor
Class S                   None       81,848,299.94 /(a)/  0.29767521       0.00000000            985.81869396
Class A              525177AA9       84,983,974.00        6.23846633       8.96252581            926.80742419



INTEREST
                                                            Monthly/(b)/                                   Current
                               Interest  Interest On       Principal                         Interest     Interest
              Certificate     Carryover    Carryover   Distributable         Interest    Distribution    Carryover
                     Rate     Shortfall    Shortfall          Amount     Distribution         Payment    Shortfall
Class S           0.36000%         0.00         0.00       24,364.21         24,364.21      24,364.21         0.00
Class A           8.00000%         0.00         0.00      530,169.66        530,169.66     530,169.66         0.00

Total                              0.00         0.00      554,533.87        554,533.87     554,533.87         0.00


PRINCIPAL


                           Outstanding          Monthly(b)                                                  Current
                Beginning    Principal        Principal                     Principal          Ending   Principal
              Certificate    Carryover    Distributable      Principal    Distribution     Certificate   Carryover
                  Balance    Shortfall           Amount   Distribution         Payment         Balance   Shortfall
Class S     81,214,037.12        ____              ____           ____           ____    80,687,584.15       ____
Class A     79,525,449.10   260,461.21       902,470.05   1,162,931.26     761,671.06    78,763,778.04  401,260.20

Total       79,525,449.10   260,461.21       902,470.05   1,162,931.26     761,671.06    78,763,778.04  401,260.20





DISTRIBUTIONS                                                OTHER INFORMATION
FHA Premium Account Deposit                        5,082.57  Defaulted Loans During The Related Due Period        376,115.59
Master Servicer Fee                               20,304.37  Principal Balance Of All Defaulted Mortgage Loans  1,205,773.37
Master Servicer Reimbursement                     19,711.24  Cram Down Losses                                           0.00
Trustee Fee                                        4,060.70  Excess Interest Paid As Principal                    235,316.60
Priority Expenses                                      0.00  Required OC Amount                                         2.00%
Class Interest Distribution                      554,533.87  Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer                   0.00     Distributable Excess Spread                      1,923,806.11
Class A Principal Distribution                   761,671.06  Actual Overcollateralization                        1,923,806.11
Class A Guaranteed Principal Distribution Amount       0.00  Required Overcollateralization                      1,699,679.48
Successor Master Servicer Fee                          0.00  Beginning Collateral Balance                       81,214,037.12
Other Fee                                              0.00  Ending Collateral Balance                          80,687,584.15
Class R Distribution                                   0.00

Total Distribution Amount                       1,365,363.81



/(a)/ The Class S Notional Amount as of the Reference Date of September 30, 1995; /(b)/ Includes Guaranteed Principal, if any

                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3

*****************************************************************************
                   ***************************************

In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the Agreement") dated as of April 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance
Holder, the following data for the    December 20, 1995    Distribution
Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Nov 1 to Nov 30, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:                 20-Nov-95        $ 81,214,037.12
                                                            -----------------

          Less: Total Amount of Defaulted
          Mortgage Loan                         30-Nov-95      $ 1,205,871.88
                                                             ----------------
          Adjusted Beginning Aggregate Principal Balance:     $ 80,008,165.24
                                                            -----------------

          Interest due on Mortgage Loans during the
          preceding Due Period:                                  $ 831,921.03
                                                               --------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                              $ 810,128.15
                                                               --------------

     Principal:

          Regular Installments                                   $ 135,132.51
                                                               --------------

          Curtailments                                            $ 27,238.44
                                                                -------------

          Full Prepayments                                       $ 364,082.02
                                                               --------------

          Foreclosures (Claim Funds Received)/Other: See explanation$ (98.51)
                                                                   ----------

          Total Principal Collections:                           $ 526,354.46
                                                               --------------

Defective Mortgage Loans Purchased by Keystone
as    November 30, 1995    Monthly Cutoff (2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                                        $ 0.00
                                                                     --------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                                         $ 0.00
                                                                     --------

Mortgage Loans Purchased by Master Servicer as of
the    November 30, 1995    Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                     --------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                     --------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Principal Balance for
          Mortgage Loan.                                              $ 0.00*
                                                                     --------

     (ii) Unpaid Accrued Interest                                     $ 0.00*
                                                                     --------

     (iii) Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:                      $ 0.00
                                                                     --------

     (iv) Fair Market Value of Foreclosed
          Properties as determined by Independent Appraiser:           $ 0.00
                                                                     --------

TOTAL DISTRIBUTION AMOUNT:                                    $  1,358,275.49


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period                    $ N/A
                                                                      -------

     FHA Claims Paid                                                    $ N/A
                                                                      -------

     FHA Insurance Reductions/Additions                                 $ N/A
                                                                      -------

     FHA Insurance Coverage Balance - End of Due Period                 $ N/A
                                                                      -------

     FHA Claims Filed                                                   $ N/A
                                                                      -------

     FHA Claim Funds Available from Other Transactions                  $ N/A
                                                                      -------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month                   2.60%
     Based on 8 Months.                                             ---------

     Cumulative Default Percentage                                      1.62%
                                                                   ----------

     30 Day + Delinquency Percentage                                    4.78%
                                                                   ----------

     60 Day + Delinquency Percentage                                    1.58%
                                                                   ----------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                       $ 376,115.59
                                                               --------------

     Recoveries on Defaulted Loans during the prior
     Due Period (Current):                                           $ 362.04
                                                                   ----------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):             $ 362.04
                                                                   ----------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                                  $ 0.00
                                                                     --------

     Remaining defaulted loan balance reflecting all
        collections received (losses)                                  $ 0.00
                                                                     --------

     Total loans to be foreclosed
         (see attached)                                       #  0     $ 0.00
                                                              ---------------



OTHER:

     FHA Premium Account Deposit (4.05.a.1):                       $ 5,082.57
                                                                 ------------

     FHA Premiums Collected on Invoiced Loans:                    $ 30,145.23
                                                                -------------

     FHA Premiums and Other Charges Due:                          $ 32,310.88
                                                                -------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                       $ 10,042.96
                                                                -------------

     Master Servicer Fee (4.05.a.ii):                             $ 20,304.37
                                                                -------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                                      $ 21,977.81
                                                                -------------


          Foreclosure Advances:                                        $ 0.00
                                                                     --------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                                     $ 310,232.05
                                                               --------------

          Foreclosure Advances:                                        $ 0.00
                                                                     --------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                         $ 19,711.24
                                                                -------------

          Foreclosure Advances:                                        $ 0.00
                                                                     --------

     Unpaid Principal Balance - Current Loans 30-Nov-95       $ 75,622,091.91
                                                            -----------------







Certificate Provided By:  /s/                               Date:  __________
                          ----------------------------

                 FHA TITLE I LOAN ASSET-BACKED CERTIFICATES         Page 1 of 1
                              SERIES 1995-3                         EXHIBIT 9
                         CERTIFICATEHOLDER REPORT
                        DISTRIBUTION DATE: 1/25/96

FACTORS  (Per $1000 Of Original Certificate Balance)


                                                                                                  Ending
                                       Original          Interest       Principal            Certificate
                        CUSIP       Certificate      Distribution    Distribution                Balance
                       Number           Balance            Factor          Factor                 Factor
Class S                None        81,848,299.94 /(a)/    0.29574567      0.00000000           978.45486722
Class A                525177AA9   84,983,974.00          6.17871612      9.74400362           917.06342057





INTEREST
                                                              Monthly                                        Current
                               Interest  Interest On         Interest                         Interest      Interest
              Certificate     Carryover    Carryover    Distributable         Interest    Distribution     Carryover
                     Rate     Shortfall    Shortfall           Amount     Distribution         Payment     Shortfall
Class S           0.36000%         0.00         0.00       24,206.28         24,206.28        24,206.28         0.00
Class A           8.00000%         0.00         0.00      525,091.85        525,091.85       525,091.85         0.00

Total                              0.00         0.00      549,298.13        549,298.13       549,298.13         0.00


PRINCIPAL

                           Outstanding          Monthly(b)                                              Current
                Beginning    Principal        Principal                     Principal          Ending   Principal
              Certificate    Carryover    Distributable     Principal    Distribution     Certificate   Carryover
                  Balance    Shortfall           Amount  Distribution         Payment         Balance   Shortfall
Class S     80,687,584.15         ____            ____           ____            ____   80,084,867.45       ____
Class A     78,763,778.04   401,260.20    1,051,863.85   1,453,124.05      828,084.15   77,935,693.89  625,039.90

Total       78,763,778.04   401,260.20    1,051,863.85   1,453,124.05      828,084.15   77,935,693.89  625,039.90


DISTRIBUTIONS                                                 OTHER INFORMATION
FHA Premium Account Deposit                         5,046.90  Defaulted Loans During The Related Due Period          449,438.22
Master Servicer Fee                                20,172.28  Principal Balance Of All Defaulted Mortgage Loan     1,654,920.52
Master Servicer Reimbursement                      24,104.37  Cram Down Losses                                             0.00
Trustee Fee                                         4,034.38  Excess Interest Paid As Principal                      225,658.52
Priority Expenses                                       0.00  Required OC Amount                                           2.00%
Class Interest Distribution                       549,298.13  Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer                    0.00     Distributable Excess Spread                       2,149,173.56
Class A Principal Distribution                    828,084.15  Actual Overcollateralization                         2,149,173.56
Class A Guaranteed Principal Distribution Amt           0.00  Required Overcollateralization                       1,699,679.48
Successor Master Servicer Fee                           0.00  Beginning Collateral Balance                        80,687,584.15
Other Fee                                               0.00  Ending Collateral Balance                           80,084,867.45
Class R Distribution                                    0.00

Total Distribution Amount                       1,430,740.21




/(a)/ The Class S Notional Amount as of the Reference Date of September 30, 1995; /(b)/ Includes Guaranteed Principal, if any

                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3

*****************************************************************************
***************************************


In accordance with Section 4.01(c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the Agreement") dated as of April 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance
Holder, the following data for the     January 22, 1996     Distribution
Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  Dec 1 to Dec 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)) -

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:                 20-Dec-95        $ 80,687,584.15
                                                            -----------------

          Less: Total Amount of Defaulted Mortgage Loan
                                                31-Dec-95      $ 1,655,211.59
                                                             ----------------
          Adjusted Beginning Aggregate Principal Balance:     $ 79,032,372.56
                                                             ----------------

          Interest due on Mortgage Loans during the preceding
          Due Period:                                            $ 821,700.80
                                                               --------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                              $ 752,209.13
                                                               --------------

     Principal:

          Regular Installments                                   $ 125,164.30
                                                               --------------

          Curtailments                                             $ 8,493.20
                                                                 ------------

          Full Prepayments                                       $ 469,059.20
                                                               --------------

          Foreclosures (Claim Funds Received)/Other:
          See explanation                                          $ (291.07)
                                                                  -----------
          Total Principal Collections:                           $ 602,425.63
                                                               --------------

Defective Mortgage Loans Purchased by Keystone as
   December 31, 1995    Monthly Cutoff (2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                                        $ 0.00
                                                                     --------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                                         $ 0.00
                                                                     --------

Mortgage Loans Purchased by Master Servicer as of
the    December 31, 1995    Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                     --------

     (ii) Unpaid accrued interest for such
          Mortgage Loans with Rejected Claims:                         $ 0.00
                                                                     --------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)  100% of Aggregate Prinicpal Balance for
          Mortgage Loan.                                              $ 0.00*
                                                                     --------

     (ii) Unpaid Accrued Interest                                     $ 0.00*
                                                                     --------

     (iii) Fair Market Value of Pending FHA Claims
          as determined by Independent Appraiser:                      $ 0.00
                                                                     --------

     (iv) Fair Market Value of Foreclosed Properties
          as determined by Independent Appraiser:                      $ 0.00
                                                                     --------

TOTAL DISTRIBUTION AMOUNT:                                  $    1,424,126.43


FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance - Beg Due Period           $ 6,460,277.54
                                                             ----------------

     FHA Claims Paid                                                   $ 0.00
                                                                     --------

     FHA Insurance Reductions/Additions                            $ (518.09)
                                                                  -----------

     FHA Insurance Coverage Balance - End of Due Period        $ 6,459,759.45
                                                             ----------------

     FHA Claims Filed                                             $ 24,953.63
                                                                -------------
     FHA Claim Funds Available from Other Transactions         $ 7,508,599.17
                                                             ----------------

DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month                   3.06%
     Based on 9 Months.                                            ----------

     Cumulative Default Percentage                                      2.15%
                                                                   ----------

     30 Day + Delinquency Percentage                                    5.78%
                                                                   ----------

     60 Day + Delinquency Percentage                                    1.92%
                                                                   ----------


DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                                       $ 449,438.22
                                                               --------------

     Recoveries on Defaulted Loans during the prior
     Due Period (Current):                                           $ 981.40
                                                                   ----------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from the Trust (Cumulative):           $ 1,343.44
                                                                 ------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                                  $ 0.00
                                                                     --------

     Remaining defaulted loan balance reflecting all
        collections received (losses)                                  $ 0.00
                                                                     --------

     Total loans to be foreclosed
         (see attached)                                      #  0      $ 0.00
                                                             ----------------



OTHER:

     FHA Premium Account Deposit (4.05.a.1):                       $ 5,046.90
                                                                 ------------

     FHA Premiums Collected on Invoiced Loans:                    $ 28,197.01
                                                                 ------------

     FHA Premiums and Other Charges Due:                          $ 57,830.65
                                                                -------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:                       $ 11,097.35
                                                                -------------

     Master Servicer Fee (4.05.a.ii):                             $ 20,172.28
                                                                -------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                                      $ 69,491.67
                                                                 ------------

          Foreclosure Advances:                                        $ 0.00
                                                                     --------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                                     $ 360,012.48
                                                               --------------

          Foreclosure Advances:                                        $ 0.00
                                                                     --------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                                         $ 24,104.37
                                                                -------------

          Foreclosure Advances:                                        $ 0.00
                                                                     --------

     Unpaid Principal Balance - Current Loans   31-Dec-95     $ 73,798,219.14
                                                            -----------------







Certificate Provided By:   /s/                           Date:  ______________
                          ----------------------------
                                      50